UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2018

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36803	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida	33477
(Principal Executive Offices)	(Zip Code)

399 Executive Boulevard, Elmsford, New York	10523
(Mailing address)	(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 28, 2018, Town Sports International Holdings, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full year of 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“the Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press release issued by Town Sports International Holdings, Inc. on February 28, 2018 announcing earnings for the fourth quarter and full year of 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: February 28, 2018	By:	/s/ Carolyn Spatafora
Carolyn Spatafora
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by Town Sports International Holdings, Inc. on February 28, 2018 announcing earnings for the fourth quarter and full year of 2017